UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2006


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


               0-18292                                  54-2152284
      (Commission File Number)               (IRS Employer Identification No.)


1117 PERIMETER CENTER WEST, SUITE N415
           ATLANTA, GEORGIA                               30338
    (principal executive offices)                      (Zip Code)


                                 (678) 443-2300

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item  2.01.  Completion of Acquisition or Disposition of Assets.

     On July 11, 2006, Ayin Holding Company, Inc., a wholly-owned subsidiary of Charys Holding Company, Inc. (the "Registrant") completed the acquisition of certain towers and related assets pursuant to that certain Tower Asset Purchase Agreement (the "Tower Purchase Agreement"), dated June 20, 2006, by and among Ayin Holding Company Inc. ("Purchaser"), The Tower Company of Louisiana, LLC ("TCLA"), and Boihem Investment Company, LLC, sole member of TCLA ("Seller"). The Registrant filed a Form 8-K announcing the execution of the Tower Purchase Agreement on June 27, 2006. Included in the filing of the 8-K were copies of the various acquisition agreements.

     In connection with the consummation of the transactions contemplated in the Tower Purchase Agreement, the parties agreed that it was in their mutual best interest to effect more than one partial closing under the Tower Purchase Agreement, and to acquire the Towers (and related assets) in separate tranches, instead of at a single closing for all Towers, as contemplated by the Tower Purchase Agreement. Accordingly, the parties agreed as follows:

1.   Accelerated Purchase of 19 Towers.  Seller sold and assigned to
Purchaser, and Purchaser purchased and assumed 19 of the 53 Towers, together with all Tower Incidentals, as defined below (the "Initial Tower Tranche") set forth on Exhibit A attached to the Tower Purchase Agreement, free and clear of all Liens and otherwise, in accordance with the terms of the Tower Purchase Agreement. "Tower Incidentals" shall mean all of the Seller's right, title and interest in each of the 19 Towers and related Leasehold Properties, together with all (i) Improvements thereon, (ii) Easements thereto, all tangible personal property related to the design, operation and maintenance of the 19 Tower(s),
(iii) Ground Leases with respect thereto, (iv) Tenant Leases with respect thereto, (v) Assignable Seller Contracts related thereto, (vi) Permits with respect thereto, (vii) Tower Lighting Systems located thereon and (viii) each of the following to the extent it is directly related to any of the foregoing: (A) security deposits, claims, refunds, causes of action, rights of recovery, prepayments, rights of set off and rights of recoupment, (B) insurance benefits arising or relating to any of the foregoing, (C) reorders, variances, and similar rights obtained from any Governmental Authority, (D) all receivables arising from and after the date of the Tower Purchase Agreement and all currently existing and hereafter arising proceeds related to the foregoing, (E) all original Books and Records, (F) assignable warranties and guarantees related to any Improvements, and (G) all other assets related to or used in connection with the foregoing but excluding the Excluded Assets.

2. Payment. Consistent with the terms and conditions of the Tower Purchase Agreement, Seller and Purchaser agreed that the consideration to be paid for the sale, assignment, conveyance, transfer and delivery of the Initial Tower Tranche was $6,142,309 (which amount reflects a purchase price of $325,000 per Tower (for an aggregate total of $6,175,000) in accordance with Section 2.3 of the Tower Purchase Agreement, less the proratable items pursuant to Section 2.3 of the Tower Purchase Agreement as reflected on the proration schedule attached thereto as Exhibit B) , which was paid by federal wire transfer.


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
3. Reduction in Purchase Price for Remaining Towers and Assets. Seller agreed to take all further actions reasonable or necessary to transfer title to the Towers and Tower Incidentals to Purchaser in accordance with the terms of the Tower Purchase Agreement, and to effect a Closing under the Tower Purchase Agreement Seller acknowledged that the Purchase Price due at any subsequent Closing under the Tower Purchase Agreement for the remaining Towers shall be reduced by $6,175,000.

     On August 15, 2006, Ayin Holding Company, Inc., a wholly-owned subsidiary of Charys Holding Company, Inc. (the "Registrant") completed the acquisition of Complete Tower Sources, Inc. and Mitchell Site Acq., Inc. The Registrant filed a Form 8-K announcing the execution of the acquisition agreements on June 27, 2006. Included in the filing of the 8-K were copies of the various acquisition agreements.

     The acquisition agreements were that certain Stock Purchase Agreement (the "CTSI Stock Purchase Agreement"), dated June 20, 2006, by and among Ayin Holding Company Inc. ("Purchaser"), Complete Tower Sources, Inc. ("CTSI"), and Lori H. Mitchell, sole shareholder of CTSI, as amended by that certain letter agreement, dated June 20, 2006, by and among Purchaser, Sellers, CTSI and Mitchell Site Acq., Inc. (the "First Letter Agreement") and that certain Stock Purchase Agreement (the "MSAI Stock Purchase Agreement"), dated June 20, 2006, by and among Purchaser, Mitchell Site Acq., Inc. ("MSAI"), and Matthew B. Mitchell, sole shareholder of MSAI, as amended by the First Letter Agreement. The foregoing agreements are referred to collectively as the "Purchase Agreements." Lori Mitchell and Matthew Mitchell are referred to collectively as the "Sellers."

I.   CTSI Stock Purchase Agreement

     For purposes of Section I of the CTSI Stock Purchase Agreement, reference is made to the CTSI Stock Purchase Agreement and terms not otherwise defined under Section I shall have the meaning ascribed thereto in the CTSI Stock Purchase Agreement.

1. Closing Date. The Closing Date for the transactions contemplated by the CTSI Stock Purchase Agreement shall be effective as of August 15, 2006 (the "Closing Date").

2.   Closing Date Payment.  Notwithstanding anything contained in Sections
2.02, 2.03, or 2.04 of the CTSI Stock Purchase Agreement to the contrary, the parties acknowledged and agreed that the Purchase Price Cash Component to be paid on the Closing Date was an amount equal to five million dollars ($5,000,000) in cash (the "CTSI Closing Cash Deposit"), which payment was non-refundable. The balance of the Purchase Price Cash Component payable to Seller at Closing under the CTSI Stock Purchase Agreement was payable by the issuance to Seller of a promissory note from the Registrant and Purchaser in the form of Exhibit A attached thereto (the "CTSI Closing Note"), subject to the adjustment set forth in Paragraph 4 therein. The CTSI Closing Note shall be paid in full, and the Registrant's Common Stock due under Section 2.04 of the CTSI Stock Purchase Agreement, shall be delivered to Seller, when Purchaser obtains third party financing sufficient to satisfy the full amount due under the CTSI Closing Note, which in no event shall be later than September 30, 2006 (the "Closing Notes Payment Date"); provided, however, should Purchaser fail to obtain third party financing sufficient to satisfy the full amount due under the CTSI Closing Note by the Closing Notes Payment Date, Purchaser shall have the right to extend the Closing Notes Payment Date for up to two (2) consecutive periods of thirty (30) days each (each 30-day period an "Extension Period" and, in the aggregate, the "Extension Periods"), subject to a payment, upon exercise, of $725,000 to Seller as consideration for each Extension Period exercised by Purchaser. Any such extension payment shall be nonrefundable and in addition to the Purchase Price contemplated by the CTSI Stock Purchase Agreement. If Purchaser exercises its right to effect one or more Extension Period(s), the Closing Notes Payment Date shall be deemed to have extended to the end of such Extension Period(s).

3. Accrued Bonus Payment to CTSI Employees. Notwithstanding anything contained in Section 2.05 of the CTSI Stock Purchase Agreement to the contrary and subject to the terms above, the parties acknowledged and agreed that the amounts payable to the individuals set forth on Schedule 2.05 to the CTSI Stock Purchase Agreement shall be delivered on the Closing Notes Payment Date to CTSI by the Registrant or Purchaser, and paid by CTSI within five (5) days following the Closing Notes Payment Date.

4. Post-Closing Liabilities Adjustment. Seller agreed that Purchaser shall have the right to reduce the amount payable under the CTSI Closing Note to the extent (i) obligations paid or otherwise satisfied by Purchaser are not reflected in the Estimated Working Capital Adjustment pursuant to Section 2.03 of the CTSI Stock Purchase Agreement, (ii) are indemnifiable Purchaser Losses under Section 10.01 of the CTSI Stock Purchase Agreement, or (iii) are not reflected on Schedule 4.08, Schedule 4.11, or Schedule 6.11. Any such reduction of the CTSI Closing Note shall constitute an adjustment to the Purchase Price.

5.   Waiver of Certain Closing Conditions.   Notwithstanding anything
contained in Section 9.08 of the CTSI Stock Purchase Agreement to the contrary, the parties acknowledged and agreed that the obligation of the parties in connection therewith shall be waived on the Closing Date, but acknowledged and agreed that such obligation shall have been performed prior to the Closing Notes Payment Date; provided, however, the parties acknowledged and agreed that Carrol Castille's employment and noncompetition agreement (the "Carrol Castille Employment Agreement") shall be executed contemporaneously therewith and be deemed effective as of the Closing Date. The parties further agreed that the Carrol Castille Employment and Noncompetition Agreement, at the election of Carrol Castille, shall be deemed null and void in the event the CTSI Closing
Note is not satisfied by the Closing Notes Payment Date.

II.  MSAI Stock Purchase Agreement

1. Closing Date. The date for closing the transactions contemplated by the MSAI Stock Purchase Agreement shall be August 15, 2006.

2.   Closing Date Payment.  Notwithstanding anything contained in Sections
2.02, 2.03, or 2.04 of the MSAI Stock Purchase Agreement to the contrary, the parties acknowledged and agreed that the Purchase Price Cash Component paid on the Closing Date was an amount equal to two million dollars ($2,000,000) in cash (the "MSAI Closing Cash Deposit"), which payment was non-refundable. The balance of the Purchase Price Cash Component payable to Seller at Closing under the MSAI Stock Purchase Agreement, and the full amounts payable under the Goodwill Purchase Agreement and Noncompetition Agreement, shall be payable by the issuance to Seller of a single promissory note from the Registrant and Purchaser in the form of Exhibit A attached thereto (the "MSAI Closing Note"), subject to the adjustment set forth in Paragraph 4 therein. The MSAI Closing Note shall be paid in full, and the Registrant's Common Stock due under Section 2.04 of the MSAI Stock Purchase Agreement, shall be delivered to Seller on or before the Closing Notes Payment Date; provided, however, should Purchaser fail to obtain third party financing sufficient to satisfy the full amount due under the MSAI Closing Note by the Closing Notes Payment Date, Purchaser shall have the right to extend the Closing Notes Payment Date for up to two (2) consecutive periods of thirty (30) days each (each 30-day period an "Extension Period" and, in the aggregate, the "Extension Periods"), subject to a payment, upon exercise, of $275,000 to Seller as consideration for each Extension Period exercised by Purchaser. Any such extension payment shall be nonrefundable and in addition to the Purchase Price contemplated by the MSAI Stock Purchase Agreement. If Purchaser exercises its right to effect one or more Extension Period(s), the Closing Notes Payment Date shall be deemed to have extended to the end of such Extension Period(s).

3. MSAI Contractors Payment. Notwithstanding anything contained in Section 2.02(b) of the MSAI Stock Purchase Agreement to the contrary and subject to the terms above, the parties acknowledged and agreed that the $787,500 cash payment due to the MSAI Contractors shall be delivered on the Closing Notes Payment Date to MSAI by Charys or Purchaser, and paid in full by MSAI


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
to those persons within five (5) days following the Closing Notes Payment Date in the amounts set forth on Schedule 2.02 to the MSAI Stock Purchase Agreement.

4. Post-Closing Liabilities Adjustment. Seller agreed that Purchaser shall have the right to reduce the amount payable under the MSAI Closing Note to the extent (i) any obligations paid or otherwise satisfied by Purchaser are not reflected in the Estimated Working Capital Adjustment pursuant to Section 2.03 of the MSAI Stock Purchase Agreement, or (ii) are indemnifiable Purchaser Losses under Section 10.01 of the MSAI Stock Purchase Agreement. Any such reduction of the MSAI Closing Note shall constitute an adjustment to the Purchase Price.

5. Employment Agreements. The parties acknowledged and agreed that Lori Mitchell's and Matthew Mitchell's employment and noncompetition agreements (the "MSAI Employment and Noncompetition Agreements") shall be executed contemporaneously therewith and be deemed effective as of the Closing Date. The parties further agreed that MSAI Employment and Noncompetition Agreements, at the election of Lori Mitchell and Matt Mitchell, shall be deemed null and void in the event the MSAI Closing Note is not satisfied by the Closing Notes Payment Date.

     Copies of the various closing documents are attached as exhibits to this Current Report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See Item 2.01 above.

Item  9.01  Financial  Statements  and  Exhibits.

(a)     Financial Statements of Business Acquired.

     It is not practicable to file the required historical financial statements at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(b)     Pro forma financial information.

     It is not practicable to file the required pro forma financial information at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(c)     Exhibits.
        ---------

     The  following  exhibits  are  filed  herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------
10.1         Letter to The Tower Company of Louisiana, LLC from Ayin Holding Company Inc., dated July 11, 2006.
10.2         Letter to Complete Tower Sources, Inc. and Mitchell Site Acq., Inc. from Ayin Holding Company, Inc. and
             Charys Holding Company. Inc, as Parent, dated August 15, 2006.
10.3         Charys Holding Company, Inc. and Ayin Holding Company, Inc. Promissory Note issued to Matthew B.
             Mitchell, in the amount of $13,412,500, dated August 15, 2006.
10.4         Charys Holding Company, Inc. and Ayin Holding Company, Inc. Promissory Note issued to Lori H. Mitchell, in the amount of $23,755,852, dated August 15, 2006.
10.5         Ayin Holding Company, Inc. Promissory Note issued to Lori Mitchell, in the amount of $28,400,000, dated
             August 15, 2006.
10.6         Ayin Holding Company, Inc. Stock Purchase Agreement Promissory Note, in the amount of $5,400,000, dated
             August 15, 2006.
10.7         Ayin Holding Company, Inc. Goodwill Purchase Agreement Promissory Note, in the amount of $5,400,000, dated August 15, 2006.
10.8         Goodwill Purchase Agreement between Ayin Holding Company, Inc. and Matthew B. Mitchell, dated August 15,
             2006.
10.9         Employment Agreement between Mitchell Site Acq., Inc. and Matthew B. Mitchell, dated August 15, 2006.
10.10        Employment Agreement between Mitchell Site Acq., Inc. and Lori H. Mitchell, dated August 15, 2006.
10.11        Employment Agreement between Complete Tower Sources, Inc. and Carrol Castille, dated August 15, 2006.
10.12        Non-Competition Agreement by and among Matthew B. Mitchell and Ayin Holding Company Inc., dated August
             15, 2006.
10.13        Non-Competition Agreement by and among Lori H. Mitchell and Ayin Holding Company Inc., dated August 15,
             2006.
10.14        Pledge Agreement by and between Charys Holding Company, Inc., Ayin Holding Company Inc., and Lori H.
             Mitchell, dated August 15, 2006.
10.15        Pledge Agreement by and between Charys Holding Company, Inc., Ayin Holding Company Inc., and Matthew B.
             Mitchell, dated August 15, 2006.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 11, 2006         CHARYS HOLDING COMPANY, INC.


                                   By /s/ Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer


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